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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  June 17, 1997
                                                  ------------------------------

               LAMINATING TECHNOLOGIES, INC.
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           (Exact name of registrant as specified in its charter)

 Delaware                             0-21061                  58-2044990
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(State or other jurisdiction        (Commission               (IRS Employer
          of incorporation)          File Number)             Identification No.


             1160 Hightower Trail, Atlanta, Georgia  30350-2910
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                  (Address of principal executive offices)

Registrant's telephone number, including area code  770-518-6010
                                                    ----------------------------
        Not Applicable
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       (Former name or former address, if changed since last report.)
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ITEM 5.          OTHER EVENTS

         On June 16, 1997, Laminating Technologies, Inc. reported its 1997 fiscal year financial results. See Press Release (Exhibit I attached).





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.



                                        LAMINATING TECHNOLOGIES, INC.
                                        -----------------------------
                                                 (Registrant)




Date:    June 24, 1997                  /S/     Michael E. Noonan
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                                        Michael E. Noonan,
                                        Chief Executive Officer

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EXHIBIT I



JUNE 16,  1997                           COMPANY CONTACT:
                                         Michael E. Noonan (CEO)
                                         770-518-6010





         LAMINATING TECHNOLOGIES, INC. REPORTS FISCAL YEAR END FIGURES


         ATLANTA, GA., JUNE 16, 1997. LAMINATING TECHNOLOGIES, INC., (LTI), (NASDAQ: LAMT) today reported Net Losses for the twelve months ended March 31, 1997, of $2,409,000 or $1.47 per share. This compares to Net Losses of $1,229,000 or $2.02 per share for the twelve months ended March 31, 1996. The Company lost $378,000 in the fourth quarter ended March 31, 1997, compared to $448,000 in the fourth quarter ended March 31, 1996.

         Michael E. Noonan, the Company's President and CEO stated: "We are making progress toward commercializing our technology with the recently announced product line BAKE 'N SHIP(TM)." "This new product line utilizes LTI's proprietary (patent pending) process, resulting in a new material which is ovenable and freezable, with the strength and structure of corrugated material."

         Laminating Technologies, Inc. is a developmental stage company. LTI was formed to research, design and develop markets for products that are manufactured using the Company's proprietary processing method ("LTI Processed(TM)"). Laminating Technologies, Inc. completed its initial public offering on October 15, 1996. It's common stock, A and B warrants and units are traded on the Nasdaq SmallCap Market under the symbols LAMT, LAMTW, LAMTZ and LAMTU, respectively.

         "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this release which are not historical facts are forward looking statements subject to risks and uncertainties that could cause actual results to differ materially from those set forth in the forward looking statements, including delay or inability to commercialize the company's technology, delay or inability to conclude acquisition transactions, introduction of competing services, cancellation of contracts, changes in applicable regulations, general market acceptance of the Company's technology, fluctuations in margins, and other risks set forth in the Company's Prospectus dated October 9, 1996.

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